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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 2001, relating to the consolidated financial statements and financial statement schedule of IRIDEX Corporation, which appears in IRIDEX Corporation's Annual Report on Form 10-K for the year ended December 30, 2000.

PRICEWATERHOUSECOOPERS LLP

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
August 14, 2001